UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report: March 17, 2017
(Date of earliest event reported)

 CDI Corp.
(Exact name of registrant as specified in its charter)

Pennsylvania	001-05519	23-2394430
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
1735 Market Street, Suite 200 Philadelphia, PA 19103 (Address of principal executive offices, including zip code)
(215) 569-2200
(Registrant’s telephone number, including area code)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Board of Directors (the “Board”) of CDI Corp. (the “Company”) amended Section 3.03 of the Company's By‑Laws on March 17, 2017 to remove the right of the holder or holders of one-fifth of the Company’s issued and outstanding shares of common stock to call a special meeting of the shareholders. The Board expects to reevaluate appropriate terms regarding the shareholders’ right to call a special meeting at the conclusion of its review of strategic alternatives to maximize shareholder value. The By-Laws were also amended in Section 9.05 to designate Pennsylvania as the exclusive forum for certain legal actions.

In addition to the changes described above, the amended Company By-Laws include certain clarifications and updates to accommodate the amendments described above. The foregoing summary description is qualified in its entirety by reference to the “By-Laws of CDI Corp.”, a copy of which is attached hereto as Exhibit 3.ii and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure

A copy of a press release issued by the Company on March 20, 2017 is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for any purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such Section. The information in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this Current Report on Form 8-K may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

3.ii	By-Laws of CDI Corp.
99.1	CDI Corp. March 20, 2017 News Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 20, 2017	CDI CORP.

	By:	/s/ Brian D. Short
Brian D. Short
Executive Vice President, Chief Administrative Officer and General Counsel

Exhibit Index

Exhibit No.	Description

3.ii	By-Laws of CDI Corp
99.1	CDI Corp. March 20, 2017 News Release